NexPoint Capital, Inc.

Maximum Offering of 150,000,000 Shares of Common Stock

Supplement No. 17 dated January 10, 2018

to

Prospectus dated May 12, 2017

This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of NexPoint Capital, Inc. dated May 12, 2017 (the “Prospectus”), Supplement No. 1, dated June 14, 2017, Supplement No. 2, dated June 28, 2017, Supplement No. 3, dated July 26, 2017, Supplement No. 4, dated August 23, 2017, Supplement No. 5, dated September 13, 2017, Supplement No. 6, dated October 20, 2017, Supplement No. 7, dated October 23, 2017, Supplement No. 8, dated November 15, 2017, Supplement No. 9, dated November 22, 2017, Supplement No. 10, dated November 29, 2017, Supplement No. 11, dated November 30, 2017, Supplement No. 12, dated December 6, 2017, Supplement No. 13, dated December 13, 2017, Supplement No. 14, dated December 20, 2017, Supplement No. 15, dated December 28, 2017, and Supplement No.16, dated January 4, 2018. The Prospectus has been filed with the U.S. Securities and Exchange Commission, and is available at www.sec.gov or by calling us toll-free at (877) 665-1287. Unless otherwise defined in this supplement, capitalized terms used in this supplement shall have the same meanings as set forth in the Prospectus.

You should carefully consider the “Risk Factors” beginning on page 31 of the Prospectus before you decide to invest in shares of our common stock.

Increase in Public Offering Price

On January 10, 2018, we increased our public offering price from $10.60 per share to $10.64 per share. This increase in the public offering price is effective as of our January 10, 2018 closing and first applied to subscriptions received from January 3, 2018 through January 9, 2018. In accordance with our previously disclosed share pricing policy, our net asset value per share is not above, nor more than 2.5% below, our net offering price per share as of January 8, 2018.

NEX-SUPP17-0118